Exhibit 10.2

Execution Version

THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Third Amendment to Revolving Credit and Security Agreement (this “Amendment”) is made as of June 1, 2026, by and among WORTHINGTON STEEL, INC., an Ohio corporation (“Worthington Steel” or “Borrower”), WORTHINGTON WSP, LLC, a Michigan limited liability company (“WSP”), TEMPEL STEEL COMPANY, LLC, an Illinois limited liability company (“Tempel”), T DO B, LLC, an Illinois limited liability company (“T DO B”), TEMPEL CANADA COMPANY, a Nova Scotia company (“Tempel Canada”), TEMPEL DE MEXICO, S. DE R.L. DE C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“Tempel Mexico”), WORTHINGTON STEEL ROME, LLC, an Ohio limited liability company (“Rome”), THE WORTHINGTON STEEL COMPANY, LLC, an Ohio limited liability company (“Worthington Company”), THE WORTHINGTON STEEL COMPANY, an Ohio corporation (“Steel Company”), WORTHINGTON TAYLOR, LLC, a Michigan limited liability company (“Taylor”), CLEVELAND PICKLING, INC., a Delaware corporation (“Cleveland”), WS MEXICO HOLDINGS, LLC, an Ohio limited liability company (“Mexico Holdings”), WORTHINGTON STEEL SERVICES, LLC, an Ohio limited liability company (“Steel Services”), WORTHINGTON STEEL HQ, LLC, an Ohio limited liability company (“Worthington HQ”, and together with Worthington Steel, WSP, Tempel, T DO B, Tempel Canada, Tempel Mexico, Rome, Worthington Company, Steel Company, Taylor, Cleveland, Mexico Holdings and Steel Services, together with such other Persons as may hereafter become a Borrower thereunder and such other Persons as may hereafter become a Guarantor thereunder, collectively, the “Loan Parties” and each an individual “Loan Party”), the Required Lenders (as defined in the Credit Agreement (as defined below)) signatory hereto (together with the other Lenders (as defined in the Credit Agreement) and any other financial institutions as may hereafter become a lender thereunder, collectively, the “Lenders” and each an individual “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

A. On November 30, 2023, the Loan Parties, the Lenders, and Agent entered into, inter alia, that certain Revolving Credit and Security Agreement (as amended, restated, amended and restated, modified, renewed, extended, replaced or substituted from time to time prior to the date hereof, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby. In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B. Loan Parties have requested, and the Required Lenders and Agent have agreed, subject to the terms and conditions of this Amendment, to amend certain terms and provisions contained in the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendments to Credit Agreement. Upon the Third Amendment Effective Date, the Credit Agreement is amended as follows:

(a) The last sentence of the definition of “Eligible Equipment Option Exercise” shall be amended and restated in its entirety as follows:

The Eligible Equipment Option Exercise shall not be available on or after the Third Amendment Effective Date.

(b) Clause (v) of the definition of “Excluded Property” contained in Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

(v) any asset described in the definition of “Third Amendment Collateral” that does not constitute Term Loan Priority Collateral (as defined in the Term Loan Intercreditor Agreement) pursuant to documentation evidencing Indebtedness incurred pursuant to clause (t) of the definition of “Permitted Indebtedness” herein;

(c) Clause (t)(ii)(x)(C) of the definition of “Permitted Indebtedness” contained in Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

(C) first (1st) priority Liens against assets owned by Worthington Germany or Worthington Germany Holdco, in each case subject to Permitted Encumbrances and as more fully set forth in an intercreditor agreement substantially the form attached hereto as Exhibit 1.2(c)(i) (provided that each of the Lenders expressly authorizes the Agent to enter into such intercreditor agreement without the further consent of any Lender)

(d) The definition of “U.S. Collateral” contained in Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

“U.S. Collateral” shall mean and include all right, title and interest of each Domestic Loan Party in all of the following property and assets of such Domestic Loan Party, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located:

(a) all Receivables;

(b) all Books;

(c) all Chattel Paper;

(d) all Commercial Tort Claims now or hereafter described on Schedule 5.21;

(e) all Deposit Accounts;

(f) all Equipment;

(g) all Farm Products;

(h) all Fixtures;

(i) all General Intangibles;

(j) all Insurance;

(k) all Instruments;

(l) all Inventory;

(m) all Investment Property;

(n) all Intellectual Property and Intellectual Property Licenses;

(o) all Letter-of-Credit Rights;

(p) all Negotiable Collateral (including all Pledged Notes);

(q) all Pledged Interests (including all Pledged Operating Agreements and Pledged Partnership Agreements);

(r) all Securities Accounts;

(s) all Supporting Obligations;

(t) all money (including cash collateral referred to in the definition of “Cash Collateralize” or in Section 3.2(b) hereof), Cash Equivalents, or other assets of such Domestic Loan Party that now or hereafter come into the possession, custody, or control of the Agent (or its agent or designee) or any other Secured Party;

(u) all Goods not otherwise described above; and

(v) all of the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Receivables, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Collateral Proceeds”). Without limiting the generality of the foregoing, the term “Collateral Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Domestic Loan Party or the Agent from time to time with respect to any of the Investment Property.

Notwithstanding the foregoing, U.S. Collateral shall not include any Excluded Property.

(e) Section 1.2 of the Credit Agreement shall be amended to add the following new defined terms in the appropriate alphabetical order:

“Books” shall have the meaning given to that term in the Uniform Commercial Code.

“Drafts” shall have the meaning given to that term in the Uniform Commercial Code.

“Farm Products” shall have the meaning given to that term in the Uniform Commercial Code.

“Fixtures” shall have the meaning given to that term in the Uniform Commercial Code.

“Insurance” shall mean (a) all insurance policies covering any or all of the U.S. Collateral (regardless of whether the Agent is the loss payee thereof) and (b) any key man life insurance policies.

“Intellectual Property Licenses” shall mean, with respect to any Person (the “Specified Party”), (a) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (b) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 5.21, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lenders’ rights under the Other Documents.

“Investment Property” shall mean (a) any and all investment property (as that term is defined in the Uniform Commercial Code), and (b) any and all of the following (regardless of whether classified as investment property under the Uniform Commercial Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

“Negotiable Collateral” shall mean Letters of Credit, Letter-of-Credit Rights, Instruments, Promissory Notes, Drafts and Documents.

“Pledged Companies” shall mean each Person listed on Schedule 5.21 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests that constitute U.S. Collateral are acquired or otherwise owned by a Domestic Loan Party after the Third Amendment Effective Date.

“Pledged Interests” shall mean all of each Domestic Loan Party’s right, title and interest in and to all of the Equity Interests constituting U.S. Collateral now owned or hereafter acquired by such Domestic Loan Party, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, all voting and management rights and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledged Notes” shall mean all Promissory Notes or other debt securities owned by any Domestic Loan Party (in the case of any such Promissory Note or debt securities issued by any Person other than a Domestic Loan Party or an Affiliate of a Domestic Loan Party, with a principal amount in excess of $5,000,000), including the Mexican Intercompany Note.

“Pledged Operating Agreements” means all of each Domestic Loan Party’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

“Pledged Partnership Agreements” means all of each Domestic Loan Party’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

“Promissory Notes” shall have the meaning given to that term in the Uniform Commercial Code.

“Term Loan Intercreditor Agreement” shall mean that certain Intercreditor Agreement dated as of the June 1, 2026, by and among the Agent, Wells Fargo Bank, National Association and the Loan Parties.

“Third Amendment Collateral” shall have the meaning set forth in Section 4.1 hereof.

“Third Amendment Effective Date” shall have the meaning set forth in that certain Third Amendment to Revolving Credit and Security Agreement dated as of June 1, 2026, by and among the Loan Parties, the lenders party thereto, and the Agent.

“Worthington Germany Holdco” shall mean Worthington Steel Holding GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung, GmbH).

(f) Section 2.1(a)(y)(ii) of the Credit Agreement shall be amended and restated in its entirety as follows:

[reserved],

(g) Section 4.1 of the Credit Agreement shall be amended to add the following new sentence in its entirety after the first sentence therein:

For the avoidance of doubt, to secure the prompt payment and performance of the Secured Obligations, as of the Third Amendment Effective Date, each Domestic Loan Party hereby assigns, pledges and grants to Agent, for its benefit and for the ratable benefit of each Lender, Issuer and each other Secured Party, a continuing security interest in and to and Lien on all of its U.S. Collateral which was not included in the definition of “U.S. Collateral” on or before the Third Amendment Effective Date (the “Third Amendment Collateral”), whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

(h) Section 4.10 of the Credit Agreement shall be amended and restated in its entirety as follows:

4.10. Maintenance of Equipment. The Domestic Loan Parties’ Equipment shall be maintained in good operating condition and repair (ordinary wear and tear excepted) and all replacements of and repairs thereto necessary for the conduct of such Domestic Loan Party’s business shall be made, except as such action or inaction would not reasonably be expected to result in a Material Adverse Change. No Domestic Loan Party shall use or operate its Equipment in violation of any Applicable Law, except to the extent such violation would not reasonably be expected to result in a Material Adverse Change.

(i) Article IV of the Credit Agreement shall be amended by adding the following new Section 4.14 immediately following Section 4.13 thereof:

4.14. Investment Property Collateral.

(a) Each Domestic Loan Party has the right to transfer all Investment Property constituting Collateral owned by such Domestic Loan Party free of any Liens (other than Permitted Encumbrances) and will use commercially reasonable efforts to defend its title to such Investment Property against the claims of all Persons. Each Domestic Loan Party shall, in each case solely to the extent that such Equity Interests constitute Collateral, (i) ensure that each operating agreement, limited partnership agreement and any other similar agreement does not prohibit Agent’s Lien on such Equity Interests of wholly-owned Subsidiaries (other than Foreign Subsidiaries) arising thereunder, foreclosure of Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder and (ii) use commercially reasonable efforts to provide that, to the extent not in existence on the Third Amendment Effective Date, each operating agreement, limited partnership agreement and any other similar agreement with respect to any Foreign Subsidiary or non-wholly-owned Subsidiary, in each case, whose Equity Interests constitute Collateral, does not prohibit Agent’s Lien on such Investment Property of such Domestic Loan Party arising thereunder, foreclosure of Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder.

(b) Each Domestic Loan Party shall, if its Investment Property constituting Collateral includes securities or any other financial or other asset maintained in a securities account, use commercially reasonable efforts to cause the custodian with respect thereto to execute and deliver a notification and control agreement or other applicable agreement satisfactory to Agent in its Permitted Discretion in order to perfect and protect Agent’s Lien in such Investment Property.

(c) Except as set forth in Article XI hereof, (i) the Loan Parties will have the right to exercise all voting rights with respect to the Investment Property and (ii) the Loan Parties will have the right to receive all cash dividends and distributions, interest and premiums declared and paid on the Investment Property to the extent otherwise permitted under this Agreement. In the event any additional Equity Interests constituting Collateral are issued to any Domestic Loan Party as a stock dividend or distribution or in lieu of interest on any of such Investment Property, as a result of any split of any of such Investment Property, by reclassification or otherwise, any certificates evidencing any such additional shares will be delivered to Agent (subject to the terms of the Term Loan Intercreditor Agreement) within ten (10) Business Days and such shares will be subject to this Agreement and a part of such Investment Property to the same extent as the original Investment Property.

(j) Section 5.21 of the Credit Agreement shall be amended and restated in its entirety as follows:

5.21. Equity Interests. The authorized and outstanding Equity Interests of each Pledged Company, and each legal and beneficial holder thereof as of the Third Amendment Effective Date, are as set forth on Schedule 5.21 hereto. All of the Equity Interests constituting Collateral of each Pledged Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been sold and delivered to the holders hereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Body governing the sale and delivery of securities. Except for the rights and obligations set forth on Schedule 5.21 hereto, there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any Pledged Company or any of the shareholders of any Pledged Company is bound relating to the issuance, transfer, voting or redemption of shares of its Equity Interests or any pre-emptive rights held by any Person with respect to the Equity Interests of the Loan Parties. Except as set forth on Schedule 5.21 hereto, the Pledged Companies have not issued any securities convertible into or exchangeable for shares of its Equity Interests or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

(k) Section 5.23 of the Credit Agreement shall be amended and restated in its entirety as follows:

5.23. Investment Property Collateral. (a) There are no restrictions on the pledge or transfer of any of the Equity Interests constituting Collateral of the Pledged Companies other than restrictions referenced on the face of any certificates evidencing such Equity Interests, restrictions under Applicable Law or restrictions stated in the Organizational Documents of such Pledged Company with respect thereto, as applicable; (b) each Domestic Loan Party is the legal owner of the Investment Property pledged by it hereunder, which is registered in the name of such Domestic Loan Party, a custodian or a nominee; (c) the Investment Property pledged hereunder is free and clear of any Liens except for Permitted Encumbrances which, in the case of any such Investment Property constituting certificated securities, other than pursuant to the terms of the Term Loan Intercreditor Agreement, do not have priority over the Liens of Agent thereon; (d) the pledge of and grant of the security interest in the Investment Property constituting Collateral is effective to vest in Agent a valid security interest therein; and (e) none of the Organizational Documents or other agreements governing any Investment Property pledged hereunder provide that such Investment Property governed thereby are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(l) Section 11.1 of the Credit Agreement is hereby amended by (i) renumbering the existing language as clause (a), and (ii) adding a new clause (b) immediately thereafter as follows:

(b) Without limiting any other provision hereof:

(i) At any bona fide public sale, and to the extent permitted by Applicable Law, at any private sale, Agent shall be free to purchase all or any part of the Investment Property constituting Collateral. Any such sale may be on cash or credit. Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons that will represent and agree that they are purchasing the Investment Property for their own account in compliance with Regulation D of the Securities Act or any other applicable exemption available under the Securities Act. Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If such Investment Property is customarily sold on a recognized market or threatens to decline speedily in value, Agent may sell such Investment Property at any time without giving prior notice to any Loan Party or other Person.

(ii) Each Loan Party recognizes that Agent may be unable to effect or cause to be effected a public sale of such Investment Property by reason of certain prohibitions of the Securities Act, so that Agent may be compelled to resort to one or more private sales to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such Investment Property for their own account, for investment and without a view to the distribution or resale thereof. Each Loan Party understands that private sales so made may be at prices and on other terms less favorable to the seller than if such Investment Property were sold at public sales, and agrees that Agent has no obligation to delay or agree to delay the sale of any of such Investment Property for the period of time necessary to permit the issuer of the securities which are part of the Investment Property (even if the issuer would agree), to register such securities for sale under the Securities Act. Each Loan Party agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(iii) Subject to the terms of the Term Loan Intercreditor Agreement, the proceeds arising from the disposition of such Investment Property after deducting expenses incurred by Agent will be applied to the Obligations pursuant to Section 11.5 hereof. If any excess remains after the discharge of all of the Obligations, the same will be paid to the applicable Loan Party or to any other Person that may be legally entitled thereto.

At any time after the occurrence and during the continuance of an Event of Default (A) Agent may transfer any or all of the Investment Property constituting Collateral into its name or that of its nominee and may exercise all voting rights with respect to such Investment Property, but no such transfer shall constitute a taking of such Investment Property in satisfaction of any or all of the Obligations, and (B) Agent shall be entitled to receive, for application to the Obligations, all cash or stock dividends and distributions, interest and premiums declared or paid on such Investment Property.

(m) A new Schedule 5.21 shall be added to the Credit Agreement in the form attached hereto as Exhibit A.

2. Conditions Precedent. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (the “Third Amendment Effective Date” (it being understood and agreed that the Third Amendment Effective Date is June 1, 2026)) (all documents and deliverables to be in form and substance satisfactory to Agent):

(a) Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and Required Lenders;

(b) Worthington Steel shall have certified (which it hereby does pursuant to its signature to this Amendment) that the representation set forth in Section 5(c) is true and correct on the Third Amendment Effective Date;

(c) Agent shall have received the Credit Agreement dated as of the date hereof (the “Term Loan Agreement”), by and among Worthington Steel, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Term Loan Agent”), duly authorized, executed and delivered by the parties thereto;

(d) Agent shall have received the Guaranty and Security Agreement dated as of the date hereof, by the Loan Parties party thereto in favor of the Term Loan Agent, duly authorized, executed and delivered by each applicable Loan Party and the other parties thereto;

(e) Agent shall have received that certain Trademark Security Agreement dated as of the date hereof, by certain Loan Parties in favor of the Agent, duly authorized, executed and delivered by each applicable Loan Party and the other parties thereto;

(f) Agent shall have received that certain Patent Security Agreement dated as of the date hereof, by certain Loan Parties in favor of the Agent, duly authorized, executed and delivered by each applicable Loan Party and the other parties thereto;

(g) Agent shall have received the Term Loan Intercreditor Agreement, duly authorized, executed and delivered by the parties thereto; and

(h) Agent shall have received the written opinion of counsel for the Domestic Loan Parties with respect to this Amendment, dated as of the date hereof, for the benefit of Agent and each Lender.

3. Acknowledgement of Lenders. The Lenders party hereto hereby acknowledge and agree that the granting of the Liens on the Third Amendment Collateral as provided herein satisfies all requirements of clause (t)(iii)(2) of the definition of “Permitted Indebtedness”.

4. Payment of Fees and Expenses. The Loan Parties shall pay or reimburse Agent for all reasonable and documented fees owing to Agent and reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ fees) incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

5. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) such Loan Party has full power, authority and legal right to enter into this Amendment to and to perform all its respective Obligations hereunder. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect, except where the failure to obtain such Consents would not be reasonably be expected to result in a Material Adverse Change, and (d) will not result in the creation of any Lien, except Permitted Encumbrances, upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound;

(b) after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and the Other Documents will be true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties will be been true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or will occur after giving effect to this Amendment on the date hereof.

6. Reference to and Effect on the Credit Agreement and the Other Documents.

(a) Upon and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the Other Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Other Documents.

(c) To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7. Integration. This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

9. Guarantor’s and Grantor’s Acknowledgment.

(a) With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and each Loan Party confirms and agrees that its guaranty and any Other Document to which it is a party (as modified and supplemented in connection with this Amendment) is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Other Document, as applicable, to the Credit Agreement, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.

(b) To secure the prompt payment and performance of the Obligations to Agent, each other Secured Party, and each holder of any Obligations, the Loan Parties reconfirm the prior collateral assignment, pledge and grant pursuant to the Credit Agreement and the applicable Other Documents of a continuing security interest in and Lien on all of the Collateral of the Loan Parties, whether now owned or existing or hereafter created, acquired or arising and wherever located.

10. Reaffirmation of Existing Financing Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement and all other of the Other Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

11. Miscellaneous.

(a) No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Sections 12.3 (Jury Waiver) and 16.1 (Governing Law) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e) This Amendment may be executed in any number of and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

(f) This Amendment is an “Other Document” under the Credit Agreement.

12. Release. Borrower hereby acknowledges and agrees that, as of the Third Amendment Effective Date: (a) it does not have any claim or cause of action against Agent (or any of the Lenders, or any of the Lenders’ Affiliates’, officers, directors, employees, attorneys, consultants or agents) arising out of the Credit Agreement and/or the Other Documents and (b) each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower under the Credit Agreement and the Other Documents. Notwithstanding the foregoing, the Lenders wish (and Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrower (for itself and each of the other Loan Parties and the successors, assigns, heirs and representatives of each of the foregoing) (each a “Releasor” and collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Lenders and their Affiliates, officers, directors, employees, attorneys, consultants and agents (each a “Released Party” and collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any Other Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LOAN PARTIES	WORTHINGTON STEEL, INC.

	By:	/s/ Dan Magnussen
	Name:	Dan Magnussen
	Title:	Treasurer

WORTHINGTON WSP, LLC

	By:	/s/ Dan Magnussen
	Name:	Dan Magnussen
	Title:	Treasurer

TEMPEL STEEL COMPANY, LLC

	By:	/s/ Dan Magnussen
	Name:	Dan Magnussen

T DO B, LLC

	By:	/s/ Dan Magnussen
	Name:	Dan Magnussen
	Title:	Treasurer

TEMPEL CANADA COMPANY

	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	General Counsel

TEMPEL DE MEXICO, S. DE R.L. DE C.V.

	By:	/s/ Rebecca May Schroeder
	Name:	Rebecca May Schroeder
	Title:	Attorney-in-fact

Signature Page to Third Amendment to Revolving Credit and Security Agreement

WORTHINGTON STEEL ROME, LLC

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

THE WORTHINGTON STEEL COMPANY, LLC

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

THE WORTHINGTON STEEL COMPANY

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

WORTHINGTON TAYLOR, LLC

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

CLEVELAND PICKLING, INC.

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

WS MEXICO HOLDINGS, LLC

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

Signature Page to Third Amendment to Revolving Credit and Security Agreement

WORTHINGTON STEEL SERVICES, LLC

By:	/s/ Dan Magnussen
Name:	Dan Magnussen
Title:	Treasurer

WORTHINGTON STEEL HQ, LLC

By:	/s/ Joseph Y. Heuer
Name:	Joseph Y. Heuer
Title:	General Counsel and Secretary

Signature Page to Third Amendment to Revolving Credit and Security Agreement

AGENT AND LENDER	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Todd Milenius
	Name:	Todd Milenius
	Title:	Senior Vice President

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Olesya Mitkevych
Name:	Olesya Mitkevych
Title:	Executive Director

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Matthew Bourgeois
Name:	Matthew Bourgeois
Title:	Senior Vice President

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

CIBC BANK USA

By:	/s/ James Belletire
Name:	James Belletire
Title:	Managing Director

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Justin Park
Name:	Justin Park
Title:	Authorized Signatory

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

THE NORTHERN TRUST COMPANY

By:	/s/ Jack Stibich
Name:	Jack Stibich
Title:	Vice President

Signature Page to Third Amendment to Revolving Credit and Security Agreement

LENDER:

FIRST NATIONAL BANK OF PA

By:	/s/ Connor Lent
Name:	Connor Lent
Title:	Officer

Signature Page to Third Amendment to Revolving Credit and Security Agreement

Exhibit A

Schedule 5.21

[see attached]